UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2019
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02.    Results of Operations and Financial Condition

On February 27, 2019, Perrigo Company plc (the “Company”) released earnings for the fourth quarter ended December 31, 2018. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or that we believe obscure underlying business operational trends. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

Non-GAAP measures related to profit measurements, which include adjusted gross profit, adjusted operating income, adjusted net income and adjusted diluted earnings per share, are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. Management believes that adjusted gross margin and adjusted operating margin are useful to investors, in addition to the reasons discussed above, by allowing them to more easily compare and analyze trends in the Company’s peer business group and assisting them in comparing the Company’s overall performance to that of its competitors. The Company discloses adjusted net sales, which excludes operating results attributable to exited businesses and the animal health reporting unit in order to provide information about sales of the Company’s continuing business. In addition, the Company discloses net sales growth and adjusted net sales growth on a constant currency basis to provide information about sales of the Company’s continuing business excluding the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

Reported results for the periods below were adjusted for the following items:

Three Months Ended December 31, 2018 Results

•	Amortization expense related primarily to acquired intangible assets

•	Change in financial assets

•	Losses on investment securities

•	Acquisition and integration-related charges and contingent consideration adjustments

•	Milestone income related to royalty rights

•	Impairment charges

•	Restructuring charges and other termination benefits

•	Separation and reorganization expense

•	Unusual litigation

•	Gain/loss on divestitures

•	Foreign currency translation movement

•	Animal health net sales

•	Non-GAAP tax adjustments

Three Months Ended December 31, 2017 Results

•	Amortization expense related primarily to acquired intangible assets

•	Change in financial assets

•	Operating results attributable to held-for-sale businesses

•	Impairment charges

•	Restructuring charges and other termination benefits

•	Gain/Loss on divestitures

•	Unusual litigation

•	Acquisition and integration-related charges and contingent consideration adjustments

•	Milestone revenue related to royalty rights

•	Exited Russian business

•	Existed Belgium distribution sales

•	Non-GAAP tax adjustments

Twelve Months Ended December 31, 2018 Results

•	Amortization expense related primarily to acquired intangible assets

•	Change in financial assets

•	Losses on investment securities

•	Acquisition and integration-related charges and contingent consideration adjustments

•	Impairment charges

•	Restructuring charges and other termination benefits

•	Separation and reorganization expense

•	Unusual litigation

•	Milestone income related to royalty rights

•	Gain/loss on divestitures

•	Foreign currency translation movement

•	Animal health net sales

•	Non-GAAP tax adjustments

Twelve Months Ended December 31, 2017 Results

•	Amortization expense related primarily to acquired intangible assets

•	Change in financial assets

•	Operating results attributable to held-for-sale businesses

•	Impairment charges

•	Restructuring charges and other termination benefits

•	Gain/Loss on divestitures

•	Unusual litigation

•	Acquisition and integration-related charges and contingent consideration adjustments

•	Milestone revenue related to royalty rights

•	Loss on early debt extinguishment

•	Loss on hedges related to debt tender

•	Exited Russian business

•	Existed Belgium distribution sales

•	Non-GAAP tax adjustments

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by Perrigo Company plc on February 27, 2019, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Ronald L. Winowiecki
Dated:	February 27, 2019		Ronald L. Winowiecki
Chief Financial Officer